                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




     Date of Report (Date of Earliest Event Reported):  April 28, 1994


                          JPS TEXTILE GROUP, INC.
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
- ---------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

           33-58272                                    57-0868166
- ------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

   555 North Pleasantburg Drive, Suite 202
          Greenville, South Carolina                           29607
- ---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (803) 239-3900
- ---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

     ITEM 5.   OTHER EVENTS
               ------------
               JPS Textile Group, Inc. (the "Company") announced in a press release dated April 28, 1994, that it has signed a letter of intent to sell, subject to certain conditions, all of the automotive products and synthetic industrial fabrics operations of the Company to Foamex International Inc. The full text of the release is attached as
     Exhibit 99.1 hereto.




     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               ---------------------------------------------------------
               EXHIBITS.
               --------

     (c)  Exhibits
          --------

          99.1      -    Press release issued by the Company on April 28,
                         1994.







































     NYFS09...:\75\55175\0031\1538\FRM20994.M9A

                                   SIGNATURES
                                   ----------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to the signed on its behalf by the undersigned thereunto duly authorized.

     April 28, 1994


                                        JPS TEXTILE GROUP, INC.



                                   By:   /s/ David H. Taylor
                                        ------------------------
                                        Name:  David H. Taylor
                                        Title: Executive Vice
                                               President-Finance
                                               and Secretary



















































     NYFS09...:\75\55175\0031\1538\FRM20994.M9A

                                  Exhibit Index
                                  -------------


     Exhibit No.         Description of Exhibit
     ----------          ----------------------

          99.1           Press release issued by the
                         Company on April 28, 1994